UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2012

AMBIENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35259	98-0166007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE, SUITE 11, NEWTON, MASSACHUSETTS, 02459
 (Address of principal executive offices, including Zip Code)

617- 332-0004
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 8-K filed by Ambient Corporation (the “Company”) on August 15, 2012, the Company is completing an accounting review and restatement of certain of its previously issued financial results and financial statements which will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (the “Form 10-Q”). The Company filed a Form 12b-25 Notification of Late Filing on August 15, 2012 confirming that it has delayed the filing of the Form 10-Q with the SEC. Accordingly, on August 15, 2012, in accordance with standard procedures related to the delayed filing of the Form 10-Q with the SEC, the Company received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company is not in compliance with the filing requirements for continued listing under NASDAQ Listing Rule 5250(c). The NASDAQ letter notes that the Company is required to submit a plan to regain compliance with NASDAQ’s filing requirements for continued listing within 60 calendar days of the date of the NASDAQ notification letter. Upon acceptance of the Company’s compliance plan, NASDAQ is permitted to grant an extension of up to 180 days from the Form 10-Q’s prescribed filing date for the Company to regain compliance with NASDAQ’s filing requirements for continued listing. The NASDAQ notice has no immediate effect on the listing or trading of the Company’s common stock on The NASDAQ Capital Market.

The Company continues to work diligently to complete the accounting review and if necessary will submit a plan to regain compliance with NASDAQ’s filing requirements within the 60-day deadline. However, the Company expects to file the Form 10-Q upon completion of its accounting review and the restatement of certain of its previously issued financial results and financial statements within the next 15 days.

A press release, dated August 15, 2012, disclosing the Company’s receipt of the NASDAQ notification letter is attached as Exhibit 99.1 and is furnished herewith.

This Current Report on Form 8-K contains forward-looking statements. These statements are based on management's current expectations and involve a number of risks and uncertainties, including risks described in our filings with the Securities and Exchange Commission. The Company's actual results may differ materially from the Company's anticipated or expected results and the results in the forward-looking statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.            Exhibit Description

99.1	Press release issued by Ambient Corporation dated as of August 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIENT CORPORATION

Date: August 15, 2012	By:	/s/ John J. Joyce
John J. Joyce
Chief Executive Officer

Exhibit Index
Exhibit No.            Exhibit Description

99.1	Press release issued by Ambient Corporation dated as of August 15, 2012.